                                  EXHIBIT INDEX

EXHIBIT        DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a1     Articles of Incorporation of Twentieth Century Capital Portfolios,
             Inc., dated June 11, 1993 (filed as Exhibit 1a to Post-Effective
             Amendment No. 5 to the Registration Statement on Form N-1A of the
             Registrant, File No. 33-64872, filed on July 31, 1996, and incorporated herein by reference).

EX-99.a2     Articles Supplementary of Twentieth Century Capital Portfolios,
             Inc., dated April 24, 1995 (filed as Exhibit a2 to Post-Effective
             Amendment No. 24 to the Registration Statement on Form N-1A of the
             Registrant, File No. 33-64872, filed on October 10, 2002, and incorporated herein by reference).

EX-99.a3     Articles Supplementary of Twentieth Century Capital Portfolios,
             Inc., dated March 11, 1996 (filed as Exhibit 1b to Post-Effective
             Amendment No. 5 to the Registration Statement on Form N-1A of the
             Registrant, File No. 33-64872, filed on July 31, 1996, and incorporated herein by reference).

EX-99.a4     Articles Supplementary of Twentieth Century Capital Portfolios,
             Inc., dated September 9, 1996 (filed as Exhibit a3 to
             Post-Effective Amendment No. 15 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-64872, filed on May 14,
             1999, and incorporated herein by reference).

EX-99.a5     Articles of Amendment of Twentieth Century Capital Portfolios,
             Inc., dated December 2, 1996 (filed as Exhibit b1c to
             Post-Effective Amendment No. 7 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-64872, filed on March 3,
             1997, and incorporated herein by reference).

EX-99.a6     Articles Supplementary of American Century Capital Portfolios,
             Inc., dated December 2, 1996 (filed as Exhibit b1d to
             Post-Effective Amendment No. 7 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-64872, filed on March 3,
             1997, and incorporated herein by reference).

EX-99.a7     Articles Supplementary of American Century Capital Portfolios,
             Inc., dated April 30, 1997 (filed as Exhibit b1e to Post-Effective
             Amendment No. 8 to the Registration Statement on Form N-1A of the
             Registrant, File No. 33-64872, filed on May 21, 1997, and
             incorporated herein by reference).

EX-99.a8     Certificate of Correction to Articles Supplementary of American
             Century Capital Portfolios, Inc., dated May 15, 1997 (filed as
             Exhibit b1f to Post-Effective Amendment No. 8 to the Registration
             Statement on Form N-1A of the Registrant, File No. 33-64872, filed on May 21, 1997, and incorporated herein by reference).

EX-99.a9     Articles of Merger merging RREEF Securities Fund, Inc. with and into American Century Capital Portfolios, Inc., dated June 13, 1997
             (filed as Exhibit a8 to Post-Effective Amendment No. 15 to the
             Registration Statement on Form N-1A of the Registrant, File No.
             33-64872, filed on May 14, 1999, and incorporated herein by reference).

EX-99.a10    Articles Supplementary of American Century Capital Portfolios,
             Inc., dated December 18, 1997 (filed as Exhibit b1g to
             Post-Effective Amendment No. 9 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-64872, filed on February
             17, 1998, and incorporated herein by reference).

EX-99.a11    Articles Supplementary of American Century Capital Portfolios,
             Inc., dated June 1, 1998 (filed as Exhibit b1h to Post-Effective
             Amendment No. 11 to the Registration Statement on Form N-1A of the
             Registrant, File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.a12    Articles Supplementary of American Century Capital Portfolios,
             Inc., dated January 29, 1999 (filed as Exhibit b1i to
             Post-Effective Amendment No. 14 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-64872, filed on December
             29, 1998, and incorporated herein by reference).

EX-99.a13    Articles Supplementary of American Century Capital Portfolios,
             Inc., dated February 16, 1999 (filed as Exhibit a12 to
             Post-Effective Amendment No. 15 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-64872, filed on May 14,
             1999, and incorporated herein by reference).

EX-99.a14    Certificate of Correction to Articles Supplementary of American
             Century Capital Portfolios, Inc., dated May 12, 1999 (filed as
             Exhibit a15 to Post-Effective Amendment No. 24 to the Registration
             Statement on Form N-1A of the Registrant, File No. 33-64872, filed on October 10, 2002, and incorporated herein by reference).

EX-99.a15    Articles Supplementary of American Century Capital Portfolios,
             Inc., dated June 2, 1999 (filed as Exhibit a13 to Post-Effective
             Amendment No. 16 to the Registration Statement on Form N-1A of the
             Registrant, File No. 33-64872, filed on July 29, 1999, and incorporated herein by reference).

EX-99.a16    Articles Supplementary of American Century Capital Portfolios,
             Inc., dated June 8, 2000 (filed as Exhibit a14 to Post-Effective
             Amendment No. 17 to the Registration Statement on Form N-1A of the
             Registrant, File No. 33-64872, filed on July 28, 2000, and incorporated herein by reference).

EX-99.a17    Articles Supplementary of American Century Capital Portfolios, Inc.
             dated March 5, 2001 (filed as Exhibit a15 to Post-Effective
             Amendment No. 20 to the Registration Statement on Form N-1A of the
             Registrant, File No. 33-64872, filed on April 20, 2001, and incorporated herein by reference).

EX-99.a18    Articles Supplementary of American Century Capital Portfolios,
             Inc., dated April 4, 2001 (filed as Exhibit a16 to Post-Effective
             Amendment No. 20 to the Registration Statement on Form N-1A of the
             Registrant, File No. 33-64872, filed on April 20, 2001, and incorporated herein by reference).

EX-99.a19    Articles Supplementary of American Century Capital Portfolios,
             Inc., dated May 21, 2001 (filed as Exhibit a17 to Post-Effective
             Amendment No.21 to the Registration Statement on Form N-1A of the
             Registrant, File No. 33-64872, filed on July 30, 2001, and incorporated herein by reference).

EX-99.a20    Articles Supplementary of American Century Capital Portfolios,
             Inc., dated August 23, 2001 (filed as Exhibit a18 to Post-Effective
             Amendment No. 22 to the Registration Statement on Form N-1A of the
             Registrant, File No. 33-64872, filed on July 30, 2002, and incorporated herein by reference).

EX-99.a21    Articles Supplementary of American Century Capital Portfolios,
             Inc., dated March 6, 2002 (filed as Exhibit a19 to Post-Effective
             Amendment No. 22 to the Registration Statement on Form N-1A of the
             Registrant, File No. 33-64872, filed on July 30, 2002, and incorporated herein by reference).

EX-99.a22    Articles Supplementary of American Century Capital Portfolios,
             Inc., dated April 4, 2002 (filed as Exhibit a20 to Post-Effective
             Amendment No. 22 to the Registration Statement on Form N-1A of the
             Registrant, File No. 33-64872, filed on July 30, 2002, and incorporated herein by reference).

EX-99.a23    Articles Supplementary of American Century Capital Portfolios,
             Inc., dated June 14, 2002 (filed as Exhibit a21 to Post-Effective
             Amendment No. 22 to the Registration Statement on Form N-1A of the
             Registrant, File No. 33-64872, filed on July 30, 2002, and incorporated herein by reference).

EX-99.a24    Certificate of Correction to Articles Supplementary of American
             Century Capital Portfolios, Inc., dated June 17, 2002 (filed as
             Exhibit a22 to Post-Effective Amendment No. 22 to the Registration
             Statement on Form N-1A of the Registrant, File No. 33-64872, filed on July 30, 2002, and incorporated herein by reference).

EX-99.a25    Articles Supplementary of American Century Capital Portfolios,
             Inc., dated July 12, 2002 (filed as Exhibit a23 to Post-Effective
             Amendment No. 22 to the Registration Statement on Form N-1A of the
             Registrant, File No. 33-64872, filed on July 30, 2002, and incorporated herein by reference).

EX-99.a26    Articles Supplementary of American Century Capital Portfolios, Inc.
             (to be filed by amendment).

EX-99.b1     By-Laws of Twentieth Century Capital Portfolios, Inc. (filed as
             Exhibit 2 to Post-Effective Amendment No. 5 to the Registration
             Statement on Form N-1A of the Registrant, File No. 33-64872, filed on July 31, 1996, and incorporated herein by reference).

EX-99.b2     Amendment to the By-Laws of American Century Mutual Funds, Inc.,
             American Century Capital Portfolios, Inc., American Century World
             Mutual Funds, Inc. and American Century Strategic Asset
             Allocations, Inc. (filed as Exhibit b2b to Post-Effective Amendment
             No. 9 to the Registration Statement on Form N-1A of the Registrant,
             File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.d1     Management Agreement between American Century Capital Portfolios,
             Inc. and American Century Investment Management, Inc., dated August
             1, 1997 (filed as Exhibit b5a to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No.
             33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.d2     Addendum to the Management Agreement between American Century
             Capital Portfolios, Inc. and American Century Investment
             Management, Inc., dated July 30, 1998 (filed as Exhibit b5c to
             Post-Effective Amendment No. 11 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-64872, filed on June 26,
             1998, and incorporated herein by reference).

EX-99.d3     Subadvisory Agreement between Barclays Global Fund Advisers and
             American Century Investment Management, Inc., dated January 29,
             1999 (filed as Exhibit b5d to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of the Registrant, File No.
             33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-99.d4     Addendum to the Management Agreement between American Century
             Capital Portfolios, Inc. and American Century Investment
             Management, Inc., dated January 29, 1999 (filed as Exhibit b5e to
             Post-Effective Amendment No. 14 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-64872, filed on December
             29, 1998, and incorporated herein by reference).

EX-99.d5     Amendment to the Management Agreement between American Century
             Capital Portfolios, Inc. and American Century Investment
             Management, Inc., dated July 30, 1999 (filed as Exhibit d6 to
             Post-Effective Amendment No. 16 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-64872, filed on July 29,
             1999, and incorporated herein by reference).

EX-99.d6     Amendment No. 1 to the Management Agreement between American
             Century Capital Portfolios, Inc. and American Century Investment
             Management, Inc., dated January 1, 2000 (filed as Exhibit d7 to
             Post-Effective Amendment No. 17 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-64872, filed on July 28,
             2000, and incorporated herein by reference).

EX-99.d7     Subadvisory Agreement by and between American Century Capital
             Portfolios, Inc., American Century Investment Management, Inc. and
             J.P. Morgan Investment Management Inc., dated January 1, 2000
             (filed as Exhibit d2 to Post-Effective Amendment No. 17 to the
             Registration Statement on Form N-1A of the Registrant, File No.
             33-64872, filed on July 28, 2000, and incorporated herein by reference).

EX-99.d8     Addendum to the Management Agreement between American Century
             Capital Portfolios, Inc. and American Century Investment
             Management, Inc., dated May 1, 2001 (filed as Exhibit d8 to
             Post-Effective Amendment No. 20 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-64872, filed on April 20,
             2001, and incorporated herein by reference).

EX-99.d9     Addendum to the Management Agreement between American Century
             Capital Portfolios, Inc. and American Century Investment
             Management, Inc., dated September 3, 2002 (filed as Exhibit d9 to
             Post-Effective Amendment No. 24 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-64872, filed on October
             10, 2002, and incorporated herein by reference).

EX-99.d10    Addendum to the Management Agreement between American Century
             Capital Portfolios, Inc. and American Century Investment
             Management, Inc. (to be filed by amendment).

EX-99.e1     Amended and Restated Distribution Agreement between American
             Century California Tax-Free and Municipal Funds, American Century
             Capital Portfolios, Inc., American Century Government Income Trust,
             American Century International Bond Funds, American Century
             Investment Trust, American Century Municipal Trust, American
             Century Mutual Funds, Inc., American Century Quantitative Equity
             Funds, American Century Strategic Asset Allocations, Inc., American
             Century Target Maturities Trust, American Century Variable
             Portfolios, Inc., American Century Variable Portfolios II, Inc.,
             American Century World Mutual Funds, Inc. and American Century
             Investment Services, Inc., dated September 3, 2002 (filed as
             Exhibit e1 to Post-Effective Amendment No. 35 to the Registration
             Statement on Form N-1A of American Century Municipal Trust, File
             No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.e2     Amendment No. 1 to the Amended and Restated Distribution Agreement
             between American Century California Tax-Free and Municipal Funds,
             American Century Capital Portfolios, Inc., American Century
             Government Income Trust, American Century International Bond Funds,
             American Century Investment Trust, American Century Municipal
             Trust, American Century Mutual Funds, Inc., American Century
             Quantitative Equity Funds, American Century Strategic Asset
             Allocations, Inc., American Century Target Maturities Trust,
             American Century Variable Portfolios, Inc., American Century
             Variable Portfolios II, Inc., American Century World Mutual Funds,
             Inc. and American Century Investment Services, Inc., dated December
             31, 2002 (filed as Exhibit e2 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of American Century
             Variable Portfolios II, Inc., File No. 333-46922, filed on December
             20, 2002, and incorporated herein by reference).

EX-99.e3     Amendment No. 2 to the Amended and Restated Distribution Agreement
             between American Century California Tax-Free and Municipal Funds,
             American Century Capital Portfolios, Inc., American Century
             Government Income Trust, American Century International Bond Funds,
             American Century Investment Trust, American Century Municipal
             Trust, American Century Mutual Funds, Inc., American Century
             Quantitative Equity Funds, American Century Strategic Asset
             Allocations, Inc., American Century Target Maturities Trust,
             American Century Variable Portfolios, Inc., American Century
             Variable Portfolios II, Inc., American Century World Mutual Funds,
             Inc. and American Century Investment Services, Inc. (to be filed by amendment).

EX-99.g1     Master Agreement by and between Twentieth Century Services, Inc.
             and Commerce Bank, N.A., dated January 22, 1997 (filed as Exhibit
             b8e to Post-Effective Amendment No. 76 to the Registration
             Statement on Form N-1A of American Century Mutual Funds, Inc., File
             No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.g2     Global Custody Agreement between American Century Investments and
             The Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the Registration Statement on
             Form N-1A of American Century Government Income Trust, File No.
             2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3     Amendment to Global Custody Agreement between American Century
             Investments and The Chase Manhattan Bank, dated December 9, 2000
             (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
             Registration Statement on Form N-1A of American Century Variable
             Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1     Transfer Agency Agreement by and between Twentieth Century Capital
             Portfolios, Inc. and Twentieth Century Services, Inc., dated as of
             August 1, 1993 (filed as Exhibit 9 to Post-Effective Amendment No.
             5 to the Registration Statement on Form N-1A of the Registrant,
             File No. 33-64872, filed on July 31, 1996, and incorporated herein by reference).

EX-99.h2     Credit Agreement between American Century Funds and J.P. Morgan
             Chase Bank, as Administrative Agent, dated as of December 17, 2002
             (filed as Exhibit h7 to Post-Effective Amendment No. 34 to the
             Registration Statement on Form N-1A of American Century Variable
             Portfolios II, Inc., File No. 333-46922, filed on December 23,
             2002, and incorporated herein by reference).

EX-99.i      Opinion and Consent of Counsel (filed as Exhibit i to
             Post-Effective Amendment No. 16 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-64872, filed on July 29,
             1999, and incorporated herein by reference).

EX-99.j1     Consent of Deloitte & Touche LLP is included herein.

EX-99.j2     Power of Attorney, dated November 15, 2002 (filed as Exhibit j2 to
             Post-Effective Amendment No. 99 to the Registration Statement on
             Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
             filed on December 17, 2002, and incorporated herein by reference).

EX-99.j3     Secretary's Certificate, dated November 25, 2002 (filed as Exhibit
             j3 to Post-Effective Amendment No. 99 to the Registration Statement
             on Form N-1A of American Century Mutual Funds, Inc., File No.
             2-14213, filed on December 17, 2002, and incorporated herein by reference).

EX-99.m1     Master Distribution and Shareholder Services Plan of Twentieth
             Century Capital Portfolios, Inc., Twentieth Century Investors,
             Inc., Twentieth Century Strategic Asset Allocations, Inc. and
             Twentieth Century World Investors, Inc. (Advisor Class), dated
             September 3, 1996 (filed as Exhibit b15a to Post-Effective
             Amendment No. 9 to the Registration Statement on Form N-1A of the
             Registrant, File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.m2     Amendment No. 1 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated June 13, 1997 (filed as Exhibit b15b to Post-Effective
             Amendment No. 77 to the Registration Statement on Form N-1A of
             American Century Mutual Funds, Inc., File No. 2-14213, filed on
             July 17, 1997, and incorporated herein by reference).

EX-99.m3     Amendment No. 2 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated September 30, 1997 (filed as Exhibit b15c to Post-Effective
             Amendment No. 78 to the Registration Statement on Form N-1A of
             American Century Mutual Funds, Inc., File No. 2-14213, filed on
             February 26, 1998, and incorporated herein by reference).

EX-99.m4     Amendment No. 3 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated June 30, 1998 (filed as Exhibit b15e to Post-Effective
             Amendment No. 11 to the Registration Statement on Form N-1A of the
             Registrant, File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.m5     Amendment No. 4 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated November 13, 1998 (filed as Exhibit b15e to Post-Effective
             Amendment No. 12 to the Registration Statement on Form N-1A of
             American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.m6     Amendment No. 5 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated February 16, 1999 (filed as Exhibit m6 to Post-Effective
             Amendment No. 83 to the Registration Statement on Form N-1A of
             American Century Mutual Funds, Inc., File No. 2-14213, filed on
             February 26, 1999, and incorporated herein by reference).

EX-99.m7     Amendment No. 6 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated July 30, 1999 (filed as Exhibit m7 to Post-Effective
             Amendment No. 16 to the Registration Statement on Form N-1A of the
             Registrant, File No. 33-64872, filed on July 29, 1999, and incorporated herein by reference).

EX-99.m8     Amendment No. 7 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated November 19, 1999 (filed as Exhibit m8 to Post-Effective
             Amendment No. 87 to the Registration Statement on Form N-1A of
             American Century Mutual Funds, Inc., File No. 2-14213, filed on
             November 29, 1999, and incorporated herein by reference).

EX-99.m9     Amendment No. 8 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated June 1, 2000 (filed as Exhibit m9 to Post-Effective Amendment
             No. 19 to the Registration Statement on Form N-1A of American
             Century World Mutual Funds, Inc., File No. 33-39242, filed on May
             24, 2000, and incorporated herein by reference).

EX-99.m10    Amendment No. 9 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated April 30, 2001 (filed as Exhibit m10 to Post-Effective
             Amendment No. 24 to the Registration Statement on Form N-1A of
             American Century World Mutual Funds, Inc., File No. 33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.m11    Amendment No. 10 to the Master Distribution and Shareholder
             Services Plan of American Century Capital Portfolios, Inc.,
             American Century Mutual Funds, Inc., American Century Strategic
             Asset Allocations, Inc. and American Century World Mutual Funds,
             Inc. (Advisor Class), dated December 3, 2001 (filed as Exhibit m11 to Post-Effective Amendment No. 94 to the Registration Statement on
             Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
             filed on December 13, 2001, and incorporated herein by reference).

EX-99.m12    Amendment No. 11 to the Master Distribution and Shareholder
             Services Plan of American Century Capital Portfolios, Inc.,
             American Century Mutual Funds, Inc., American Century Strategic
             Asset Allocations, Inc. and American Century World Mutual Funds,
             Inc. (Advisor Class), dated September 3, 2002 (filed as Exhibit m12 to Post-Effective Amendment No. 26 to the Registration Statement on
             Form N-1A of American Century World Mutual Funds, Inc., File No.
             33-39242, filed on October 1, 2002, and incorporated herein by reference).

EX-99.m13    Master Distribution and Individual Shareholder Services Plan of
             American Century Capital Portfolios, Inc., American Century Mutual
             Funds, Inc., American Century Strategic Asset Allocations, Inc. and
             American Century World Mutual Funds, Inc. (C Class), dated March 1,
             2001 (filed as Exhibit m11 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of American Century World
             Mutual Funds, Inc., File No. 33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.m14    Amendment No. 1 to Master Distribution and Individual Shareholder
             Services Plan of American Century Capital Portfolios, Inc.,
             American Century Mutual Funds Inc., American Century Strategic
             Asset Allocations, Inc., and American Century World Mutual Funds,
             Inc. (C Class), dated April 30, 2001 (filed as Exhibit m12 to
             Post-Effective Amendment No. 24 to the Registration Statement on
             Form N-1A of American Century World Mutual Funds, Inc., File No.
             33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.m15    Amendment No. 2 to Master Distribution and Individual Shareholder
             Services Plan of American Century Capital Portfolios, Inc.,
             American Century Mutual Funds Inc., American Century Strategic
             Asset Allocations, Inc., and American Century World Mutual Funds,
             Inc. (C Class), dated September 3, 2002 (filed as Exhibit m15 to
             Post-Effective Amendment No. 26 to the Registration Statement on
             Form N-1A of American Century World Mutual Funds, Inc., File No.
             33-39242, filed on October 1, 2002, and incorporated herein by reference).

EX-99.m16    Master Distribution and Individual Shareholder Services Plan of
             American Century World Mutual Funds, Inc., American Century Mutual
             Funds, Inc., American Century Capital Portfolios, Inc., American
             Century Investment Trust, American Century Municipal Trust and
             American Century California Tax-Free and Municipal Funds (A Class)
             dated September 3, 2002 (filed as Exhibit m6 to Post-Effective
             Amendment No. 34 to the Registration Statement on Form N-1A of
             American Century California Tax-Free and Municipal Funds, File No.
             2-82734, filed on October 1, 2002, and incorporated herein by reference).

EX-99.m17    Master Distribution and Individual Shareholder Services Plan of
             American Century World Mutual Funds, Inc., American Century Mutual
             Funds, Inc., American Century Capital Portfolios, Inc., American
             Century Investment Trust, American Century Municipal Trust and
             American Century California Tax-Free and Municipal Funds (B Class)
             dated September 3, 2002 (filed as Exhibit m7 to Post-Effective
             Amendment No. 34 to the Registration Statement on Form N-1A of
             American Century California Tax-Free and Municipal Funds, File No.
             2-82734, filed on October 1, 2002, and incorporated herein by reference).

EX-99.m18    Master Distribution and Individual Shareholder Services Plan of
             American Century Mutual Funds, Inc., American Century Capital
             Portfolios, Inc., American Century Quantitative Equity Funds,
             American Century World Mutual Funds, Inc. and American Century
             Strategic Asset Allocations, Inc. (R Class) (to be filed by amendment).

EX-99.n1     Amended and Restated Multiple Class Plan of American Century
             California Tax-Free and Municipal Funds, American Century
             Government Income Trust, American Century International Bond Funds,
             American Century Investment Trust, American Century Municipal
             Trust, American Century Target Maturities Trust, American Century
             Quantitative Equity Funds, American Century Capital Portfolios,
             Inc., American Century Mutual Funds, Inc., American Century
             Strategic Asset Allocations, Inc. and American Century World Mutual
             Funds, Inc., dated September 3, 2002 (filed as Exhibit n to
             Post-Effective Amendment No. 35 to the Registration Statement on
             Form N-1A of American Century California Tax-Free and Municipal
             Funds, File No. 2-82734, filed on December 17, 2002, and
             incorporated herein by reference).

EX-99.n2     Amendment No. 1 to the Amended and Restated Multiple Class Plan of
             American Century California Tax-Free and Municipal Funds, American
             Century Government Income Trust, American Century International
             Bond Funds, American Century Investment Trust, American Century
             Municipal Trust, American Century Target Maturities Trust, American
             Century Quantitative Equity Funds, American Century Capital
             Portfolios, Inc., American Century Mutual Funds, Inc., American
             Century Strategic Asset Allocations, Inc. and American Century
             World Mutual Funds, Inc., dated December 31, 2002 (filed as Exhibit
             n2 to Post-Effective Amendment No. 39 to the Registration Statement
             on Form N-1A of American Century Municipal Trust, File No. 2-91229,
             filed on December 23, 2002, and incorporated herein by reference).

EX-99.n3     Amendment No. 2 to the Amended and Restated Multiple Class Plan of
             American Century California Tax-Free and Municipal Funds, American
             Century Government Income Trust, American Century International
             Bond Funds, American Century Investment Trust, American Century
             Municipal Trust, American Century Target Maturities Trust, American
             Century Quantitative Equity Funds, American Century Capital
             Portfolios, Inc., American Century Mutual Funds, Inc., American
             Century Strategic Asset Allocations, Inc. and American Century
             World Mutual Funds, Inc. (to be filed by amendment).

EX-99.p1     American Century Investments Code of Ethics (filed as Exhibit p to
             Post-Effective Amendment No. 35 to the Registration Statement on
             Form N-1A of American Century California Tax-Free and Municipal
             Funds, File No. 2-82734, filed on December 17, 2002, and
             incorporated herein by reference).

EX-99.p2     Barclays Code of Ethics (filed as Exhibit p2 to Post-Effective
             Amendment No. 30 to the Registration Statement on Form N-1A of
             American Century Variable Portfolios, Inc., File No. 33-14567,
             filed on April 12, 2001, and incorporated herein by reference).

EX-99.p3     J.P. Morgan Investment Management, Inc. Code of Ethics (filed as
             Exhibit p3 to Post-Effective Amendment No. 20 to the Registration
             Statement on Form N-1A of the Registrant, File No. 33-64872, filed on April 20, 2001, and incorporated herein by reference).